EXHIBIT 10.29
THIS THIRD AMENDMENT AGREEMENT is dated and effective as of the 1st day of January, 2011
B E T W E E N:
ANIXTER CANADA INC.
a corporation amalgamated under the laws of Canada
as Borrower
- and -
THE GUARANTORS FROM TIME TO TIME PARTY
TO THE CREDIT AGREEMENT
as Guarantors
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THE LENDERS FROM TIME TO TIME PARTY
TO THE CREDIT AGREEMENT
as Lenders
- and -
THE BANK OF NOVA SCOTIA
a bank to which the Bank Act (Canada) applies,
in its capacity as administrative agent hereunder
as Administrative Agent
RECITALS:
A.	The Borrower, the Guarantors, the Agent and the Lenders are parties to a Credit Agreement dated as of November 18, 2005, as amended by a First Amendment Agreement dated as of July 5, 2007 and a Second Amendment Agreement dated as of July 31, 2009 (as amended, the “Existing Credit Agreement”).

B.	The Borrower and the Guarantors entered into a series of reorganization transactions (the “Reorganization”) described in the steps memorandum dated December 20, 2010 (the “Steps Memo”), a copy of which is attached at Appendix A.

C.	Pursuant to the Reorganization, Anixter Canada Inc. (the Borrower under the Existing Credit Agreement) amalgamated with Anixter Canco Inc. (a corporation incorporated under the laws of Canada) to continue as Anixter Canada Inc. (the “Amalgamation”).

D.	Pursuant to the Reorganization, the Borrower issued certain subordinated debt to its Affiliates Eurofin B.V. and XpressConnect Supply Inc.

E.	The Agent, the Borrower, XpressConnect Supply Inc. and others have entered into an intercreditor agreement relating to, among other things, the subordination of such subordinated debt.

F.	The Borrower and the Lenders have agreed to certain amendments to the terms and conditions of the Existing Credit Agreement resulting from the Reorganization and such issuance of subordinated debt and the parties are entering into this Third Amendment Agreement to give effect thereto and to the other matters set forth herein.
          NOW THEREFORE in consideration of the premises and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, and intending to be legally bound hereby, the parties agree as follows:
Section 1 — Amendment to Definitions
(a)	The following definition is added as Section 1.1.2.1
1.1.2.1	“Adjusted Consolidated Basis” means, in respect of any fiscal period of the Borrower ending on or after December 31, 2010, the results of operations and financial position of the Borrower on a consolidated basis in accordance with GAAP but excluding the results of operations and financial position of Anixter Mexico Holdings LLC, Eurinvest Coöperatief U.A. and Anixter Canadian Holdings ULC and each of their respective Subsidiaries.
(b)	The following definition is added as Section 1.1.69.1:
1.1.69.1	“Intercompany Notes” means:
(a)	the subordinated promissory note dated as of December 31, 2010 made by Anixter Canco Inc. in favour of Anixter Eurofin B.V. in the principal amount of Cdn $125,700,000, as assigned by Anixter Eurofin B.V. to and in favour of XpressConnect Supply Inc. (the “Eurofin Subordinate Note”); and

(b)	the subordinated promissory note dated as of December 31, 2010 made by Anixter Canco Inc. in favour of XpressConnect Supply Inc. in the principal amount of Cdn $71,600,000 (the “Direct Subordinate Note”).
(c)	The following definition is added as Section 1.1.122.1:
1.1.122.1	“Subordinate Debt Documents” means:
(a)	the Eurofin Subordinate Note;

(b)	the Contribution Agreement made as of December 31, 2010 between XpressConnect Supply Inc. and Anixter U.S. LLC relating to the Eurofin Subordinate Note;

(c)	the Forward Subscription and Purchase Agreement made as of the 31st day of December 2010 between Anixter U.S. LLC, and Anixter Canco Inc., a predecessor by amalgamation of the Anixter Canada relating to the Eurofin Subordinate Note;

(d)	the Direct Subordinate Note;

(e)	the Contribution Agreement made as of December 31, 2010 between XpressConnect Supply Inc. and Anixter U.S. LLC relating to the Direct Subordinate Note; and

(f)	the Forward Subscription and Purchase Agreement made as of the 31st day of December 2010 between Anixter U.S. LLC, and Anixter Canco Inc., a predecessor by amalgamation of the Anixter Canada relating to the Direct Subordinate Note.
(d)	Section 1.1.127 of the Existing Credit Agreement is deleted and replaced with the following provision:
1.1.127	“Total Debt” means, at any time, the aggregate, without duplication, of all Debt of the Borrower determined on an Adjusted Consolidated Basis.
(e)	Section 1.1.128 of the Existing Credit Agreement is deleted and replaced with the following provision with effect from and after December 31, 2010:
1.1.128	“Total Leverage Ratio” means, at any time, the ratio calculated by dividing (a) Total Debt (excluding the amount of the Intercompany Notes) at that time by (b) EBITDA for the Borrower’s four most recently completed fiscal quarters determined on an Adjusted Consolidated Basis, provided that, for the purposes of calculating the Total Leverage Ratio, EBITDA shall be calculated on a pro forma basis (in accordance with Article 11 of Regulation S-X of the Securities and Exchange Commission) to the extent necessary to give effect to (i) any acquisition made by the Borrower during such period (without giving effect to any increase in EBITDA reflecting projected synergies resulting from such acquisition) so long as, and to the extent that, (X) the Borrower delivers to the Agent (which shall promptly deliver to each Lender) a summary in reasonable detail of the assumptions underlying, and the calculations made, in computing EBITDA on a pro forma basis, and (Y) the Required Lenders do not object to such assumptions and/or calculations within 10 Business Days after receipt thereof, and (ii) any divestiture of a Subsidiary, division or other operating unit made during such period.
Section 2 — Amendment to Reporting and Notice Requirements
(a)	Section 7.3(1)(a) of the Credit Agreement is deleted and replaced with the following provision:
7.3(1)(a)	The Borrower shall, as soon as practicable and in any event within 45 days of the end of each of its fiscal quarters (excluding the fourth fiscal quarter), cause to be prepared and delivered to the Agent (with sufficient copies for each of the Lenders), its interim unaudited financial statements as at the end of such quarter, prepared on an Adjusted Consolidated Basis;
(b)	Section 7.3(1)(b) of the Credit Agreement is deleted and replaced with the following provision:
7.3(1)(b)	The Borrower shall, as soon as practicable and in any event within 120 days after the end of each of its fiscal years, prepare and deliver to the Agent (with sufficient copies for each of the Lenders), its unaudited annual financial statements, prepared on an Adjusted Consolidated Basis.
Section 3 — Amendments to Events of Default
(a)	The following provision is added at Section 8.1(m.1)
8.1(m.1)	there occurs a default under any of the Subordinate Debt Documents (howsoever defined or described therein) and such default is not corrected or otherwise remedied by the earliest to occur of (i) 30 days after the Borrower or another Obligor becomes aware of such default, (ii) 30 days after the Borrower gives notice to the Agent of such default, and (iii) in the event that no notice of such default has been given to the Agent, the Agent becoming aware of such default.
Section 4 — Amended Schedule to the Credit Agreement
          Schedule F of the Existing Credit Agreement is deleted and replaced with Schedule F attached.
Section 5 — Conditions Precedent to Effectiveness of this Third Amendment Agreement
          This Third Amendment Agreement shall become binding on the Lenders only upon satisfaction of the following conditions precedent:
(a)	execution and delivery of this Third Amendment Agreement (and all other Loan Documents contemplated by this Third Amendment Agreement) by each of the Borrower and the Guarantors;

(b)	execution and delivery of this Third Amendment Agreement by the Lenders (and all other Loan Documents contemplated by this Third Amendment Agreement, to the extent applicable) in accordance with Section 9.2 of the Existing Credit Agreement;

(c)	execution and delivery of an agreement by WireXpress Ltd. in the form of Exhibit A to the guaranty executed by the Guarantors;

(d)	execution and delivery of an intercreditor agreement in form satisfactory to the Agent and the Lenders providing for the subordination of the Intercompany Notes;

(e)	delivery of a certified copy of each Subordinate Debt Document;

(f)	evidence satisfactory to the Agent that the transactions contemplated by the Reorganization are permitted under the U.S. Credit Agreement;

(g)	no Event of Default or Pending Event of Default having occurred and being continuing as at the date of satisfaction of all of the foregoing conditions precedent; and

(h)	the Agent having received such legal opinions, corporate resolutions, incumbency and other certificates of each of the Borrower and the Guarantors as the Agent may reasonably request in connection with Third Amendment Agreement and the transactions contemplated hereby.
Section 6 — New Guarantors
(a)	WireXpress Ltd. acknowledges and agrees to the terms of the Existing Credit Agreement and agrees to be bound by all obligations of a Guarantor under the Existing Credit Agreement as if it had been an original signatory thereto. The Agent, on behalf of the Lenders, acknowledges that WireXpress Ltd. shall be a Guarantor as of the date of this Third Amendment Agreement.

(b)	Anixter Procurement Corporation acknowledges and agrees to the terms of the Existing Credit Agreement as of July 5, 2007 and agrees to be bound by all obligations of a Guarantor under the Existing Credit Agreement as if it had been an original signatory thereto. The Agent, on behalf of the Lenders, acknowledges that Anixter Procurement Corporation shall be a Guarantor from and after July 5, 2007.
Section 7 — Confirmation and Acknowledgment regarding Amalgamation
          Without in any way limiting any term of the Existing Credit Agreement or any other Loan Document:
(a)	the Borrower acknowledges and confirms that, notwithstanding the amalgamation of Anixter Canada Inc. and Anixter Canco Inc. on January 1, 2011 to form the

Borrower (i) the Existing Credit Agreement (as amended by this Third Amendment Agreement) and all other Loan Documents to which it is a party remain in full force and effect in accordance with their respective terms and are hereby ratified and confirmed in all respects, and (ii) all of its obligations under the Existing Credit Agreement (as amended by this Third Amendment Agreement) and all other Loan Documents made by Anixter Canada Inc., its predecessor corporation, remain in full force and effect and are hereby ratified and confirmed in all respects; and

(b)	each of the Guarantors acknowledges and confirms that, notwithstanding the amalgamation of Anixter Canada Inc. and Anixter Canco Inc. on January 1, 2011 to form the Borrower (i) the Existing Credit Agreement (as amended by this Third Amendment Agreement) and all other Loan Documents to which it is a party remain in full force and effect in accordance with their respective terms and are hereby ratified and confirmed in all respects, and (ii) all of its obligations under Existing Credit Agreement (as amended by this Third Amendment Agreement) and other Loan Documents (including the Security made by it) remain in full force and effect and all such obligations are hereby ratified and confirmed.
Section 8 — Representations and Warranties of the Obligors
          Each of the Obligors represents and warrants to the Agent and Lenders as follows:
(a)	the execution, delivery and performance by it of this Third Amendment Agreement (i) have been duly authorized by all necessary corporate action on its part, and (ii) do not and will not violate its Constating Documents, any Applicable Law, any Permit or any Contract to which it is a party;

(b)	this Third Amendment Agreement constitutes a legal, valid and binding obligation of each of the Obligors enforceable against it in accordance with its terms, subject to the availability of equitable remedies and the effect of bankruptcy, insolvency and similar laws affecting the rights of creditors generally;

(c)	the representations and warranties made by it in the Credit Agreement, other than those expressly stated to be made as of a specific date, are true and correct as of the date hereof with the same effect as if such representations and warranties had been made on and as of the date hereof except as modified in Schedule F attached and, in relation to Schedule H as affected by the Reorganization, it being understood and agreed that the Borrower will deliver to the Agent an updated Schedule H as soon as possible and in any event, no later than its next financial reports due pursuant to Section 7.3(1) of the Existing Credit Agreement attached;

(d)	after giving effect to this Third Amendment Agreement, no Event of Default or Pending Event of Default has occurred which is continuing on the date hereof or will occur as a result of entering into this Third Amendment Agreement or the observance or performance of its obligations hereunder; and

(e)	all of the transactions described in the Steps Memo are permitted by and have been or will be completed in compliance with the U.S. Credit Agreement.
Section 9 — Loan Document
          Each of the Obligors acknowledges that this Third Amendment Agreement is a Loan Document and that all of its representations and warranties concerning Loan Documents that are contained in the Existing Credit Agreement apply to this Third Amendment Agreement and are deemed to be repeated on its execution of this Third Amendment Agreement as if set out in full in this Third Amendment Agreement.
Section 10 — Continuing Effect of Existing Credit Agreement
          Except as amended by this Third Amendment Agreement, the Existing Credit Agreement shall remain in full force and effect, without amendment, and is hereby ratified and confirmed. Without in any way limiting the terms of the Existing Credit Agreement or any other Loan Document, each Obligor confirms that the Security made or granted by it pursuant to the Existing Credit Agreement remains in full force and effect notwithstanding the amendments to the Existing Credit Agreement contained herein and that such Security shall continue to secure and support all of the debts, liabilities and obligations described in Section 3.2 of the Existing Credit Agreement, including but not limited to those debts, liabilities and obligations arising as a result of this Third Amendment Agreement. In addition, all of the Loan Documents shall continue in full force and effect in accordance with their respective terms and are hereby ratified and confirmed in all respects.
Section 11 — Further Assurances
          The Borrower shall promptly do, make, execute or deliver, or cause to be done, made, executed or delivered, all such further acts, documents and things as the Agent may require from time to time for the purposes of giving effect to this Third Amendment Agreement and shall use reasonable efforts and take all such steps as may be within its power to implement, to the full extent, the provisions of this Third Amendment Agreement.
Section 12 — Counterparts and Facsimile
          This Third Amendment Agreement may be executed in any number of counterparts, each of which when executed and delivered shall be deemed to be an original, and such counterparts together shall constitute one and the same agreement. For the purposes of this Section, the delivery of a facsimile copy of an executed counterpart of this Third Amendment Agreement shall be deemed to be valid execution and delivery thereof.
Section 13 — Governing Law
          The parties agree that this Third Amendment Agreement shall be conclusively deemed to be a contract made under, and shall for all purposes be governed by and construed in accordance with, the laws of the Province of Ontario and the laws of Canada applicable in the Province of Ontario.

Section 14 — Interpretation
          Capitalized terms used herein, unless otherwise defined or indicated herein, have the respective meanings defined in the Existing Credit Agreement. This Third Amendment Agreement and the Existing Credit Agreement shall be read together and have effect so far as practicable as though the provisions thereof and the relevant provisions hereof are contained in one document. Without limitation of the foregoing, the principles of construction and interpretation set forth in Sections 1.2, 1.3 and 1.4 of the Existing Credit Agreement apply to this Third Amendment Agreement.
Section 15 — Senior Indebtedness
          The obligations of the Obligors under the Loan Documents constitute “Senior Indebtedness” for the purposes of the Intercompany Notes and rank in right of payment in priority to the obligations of the Obligors under the Intercompany Notes.
Section 16 — Effective Date
          This Third Amendment Agreement may be referred to as being dated as of January 1, 2011, notwithstanding the actual date of execution by the parties hereto as set forth on their respective signing pages.
[EXECUTION PAGES FOLLOW]

- S1 -
          IN WITNESS WHEREOF, the parties have duly executed this Third Amendment Agreement as of January 1, 2011.

THE BANK OF NOVA SCOTIA, as Agent
By:	/s/ Annabella Guo
Annabella Guo
Director

[signature page for Third Amendment Agreement to Credit Agreement relating to Anixter Canada Inc. et al.]

- S2 -
          IN WITNESS WHEREOF, the parties have duly executed this Third Amendment Agreement as of January 1, 2011.

ANIXTER CANADA INC.
By:	/s/ Rod Shoemaker
Rod Shoemaker
Authorized Signatory

[signature page for Third Amendment Agreement to Credit Agreement relating to Anixter Canada Inc. et al.]

- S3 -
          IN WITNESS WHEREOF, the parties have duly executed this Third Amendment Agreement as of January 1, 2011.

ANIXTER INC.
By:	/s/ Rod Shoemaker
Rod Shoemaker
Vice President and Treasurer

[signature page for Third Amendment Agreement to Credit Agreement relating to Anixter Canada Inc. et al.]

- S4 -
          IN WITNESS WHEREOF, the parties have duly executed this Third Amendment Agreement as of January 1, 2011.

ANIXTER INTERNATIONAL INC.
By:	/s/ Rod Shoemaker
Rod Shoemaker
Vice President and Treasurer

[signature page for Third Amendment Agreement to Credit Agreement relating to Anixter Canada Inc. et al.]

- S5 -
          IN WITNESS WHEREOF, the parties have duly executed this Third Amendment Agreement as of January 1, 2011.

ANIXTER-REAL ESTATE, INC.
By:	/s/ Rod Shoemaker
Rod Shoemaker
Vice President and Treasurer

[signature page for Third Amendment Agreement to Credit Agreement relating to Anixter Canada Inc. et al.]

- S6 -
          IN WITNESS WHEREOF, the parties have duly executed this Third Amendment Agreement as of January 1, 2011.

ANIXTER INFORMATION SYSTEMS CORPORATION
By:	/s/ Rod Shoemaker
Rod Shoemaker
Vice President and Treasurer

[signature page for Third Amendment Agreement to Credit Agreement relating to Anixter Canada Inc. et al.]

- S7 -
          IN WITNESS WHEREOF, the parties have duly executed this Third Amendment Agreement as of January 1, 2011.

ANIXTER FINANCIAL INC.
By:	/s/ Rod Shoemaker
Rod Shoemaker
Vice President and Treasurer

[signature page for Third Amendment Agreement to Credit Agreement relating to Anixter Canada Inc. et al.]

- S8 -
          IN WITNESS WHEREOF, the parties have duly executed this Third Amendment Agreement as of January 1, 2011.

ANIXTER PROCUREMENT CORPORATION
By:	/s/ Rod Shoemaker
Rod Shoemaker
Vice President and Treasurer

[signature page for Third Amendment Agreement to Credit Agreement relating to Anixter Canada Inc. et al.]

- S9 -
          IN WITNESS WHEREOF, the parties have duly executed this Third Amendment Agreement as of January 1, 2011.

WIREXPRESS LTD.
By:	/s/ Rod Shoemaker
Rod Shoemaker
Authorized Signatory

[signature page for Third Amendment Agreement to Credit Agreement relating to Anixter Canada Inc. et al.]

- S10 -
          IN WITNESS WHEREOF, the parties have duly executed this Third Amendment Agreement as of January 1, 2011.

THE BANK OF NOVA SCOTIA, as Lender
By:	/s/ Annabella Guo
Annabella Guo
Director

[signature page for Third Amendment Agreement to Credit Agreement relating to Anixter Canada Inc. et al.]

Appendix A
See Attached

January 1, 2011
SCHEDULE F
DETAILS OF CAPITAL STOCK, PROPERTY, ETC.
ANIXTER CANADA INC.

Ownership of entity’s Capital	Capital Stock Owned by entity in other
Stock	Persons	Head office address

200 Foster Crescent
Mississauga, Ontario
Anixter Eurofin B.V. (100%)	WireXpress Ltd. (100%)	L5R 3Y5
Anixter Holdings Mexico LLC (100%)
Eurinvest Cooperatief U.A. (99.99%)
Anixter Canadian Holdings ULC (100%)
ANIXTER CANADIAN HOLDINGS ULC

Ownership of entity’s Capital	Capital Stock Owned by entity in other
Stock	Persons	Head office address

1959 Upper Water Street
Suite 900
Anixter Canada Inc. (100%)	Eurinvest Cooperatief U.A. (0.01%)	Halifax, NS B3J 2X2
Third Amendment Agreement